                                                                    Exhibit 24.1




     We, the undersigned directors and/or officers of Carey Diversified LLC (the "Registrant") hereby severally constitute and appoint Claude Fernandez and John
J. Park, and each of them individually, with full powers of substitution and re-substitution, our true and lawful attorneys, with full powers to each of them to sign for us, in our names and in the capacities indicated below, the Registrant's Form 10-K Annual Report Pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, for the fiscal year ending December 31, 1999 filed with the Securities and Exchange Commission, and any and all amendments to said Form 10-K, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as full to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney. This Power of Attorney may be executed in counterparts.



Signature                           Title                                               Date
---------                           -----                                               ----
/s/ Francis J. Carey                Chairman & Chief Executive Officer                  April 10, 2000
---------------------------
Francis J. Carey

/s/ William P. Carey                Director                                            April 10, 2000
---------------------------
William P. Carey

/s/ Gordan DuGan                    Director                                            April 10, 2000
---------------------------
Gordan DuGan

/s/ Donald E. Nickelson             Director                                            April 10, 2000
---------------------------
Donald E. Nickelson

/s/ Eberhard Faber, IV              Director                                            April 10, 2000
---------------------------
Eberhard Faber, IV

/s/ Dr. Lawrence R. Klein           Director                                            April 10, 2000
---------------------------
Dr. Lawrence R. Klein

/s/ Charles C. Townsend,Jr.         Director                                            April 10, 2000
---------------------------
Charles C. Townsend, Jr.

/s/ Reginald Winssinger             Director                                            April 10, 2000
---------------------------
Reginald Winssinger